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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1

                                      TO

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

    Date of Report: (Date of earliest event reported): September 29, 1997

                             BRAZOS SPORTSWEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                   DELAWARE                               0-18054                            91-1770931
         (STATE OR OTHER JURISDICTION             (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION OR ORGANIZATION)
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                             4101 FOUNDERS BOULEVARD
                            BATAVIA, OHIO 45103-2553
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                  513-753-3400
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 29, 1997, Brazos Sportswear, Inc. (the "Company" or "Brazos") purchased substantially all the assets and assumed certain liabilities of CS Crable Sportswear, Inc., a wholly owned subsidiary of The Midland Company ("Midland") for total cash consideration of approximately $13.2 million. The transaction will be accounted for as a purchase with the majority of the purchase price being allocated to the fair value of the assets purchased. The Company also entered into a lease agreement with Midland with respect to CS Crable Sportswear, Inc.'s former facility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a)   Financial statements of business acquired.

The required audited financial statements of CS Crable Sportswear ("Crable") as of September 27, 1997 and for the period from January 1, 1997 to September 27, 1997 together with the report of independent public accountants are attached hereto as Exhibit 99.1 and are incorporated herein by reference. CS Crable Sportswear is comprised of substantially all of the net assets and operations of CS Crable Sportswear, Inc. The accompanying audited financial statements denote the continuing business acquired by Brazos and do not denote the legal entity CS Crable Sportswear, Inc.

b)   Pro forma financial information.

An unaudited pro forma condensed combined balance sheet as of September 27, 1997 has been prepared giving effect to the acquisition of Crable as if it had occurred on such date. An unaudited pro forma condensed combined statement of operations for the thirty-nine weeks ended September 27, 1997 has been prepared giving effect to the acquisition of Crable on September 29, 1997, the issuance of $100 million of 10.5% senior notes due 2007 ("the Offering") on July 2, 1997, the acquisition of all of the outstanding common stock of SolarCo. Inc. on July 2, 1997, the acquisition of substantially all of the assets of Premier Sports Group, Inc. on July 2, 1997 and the merger of Sun Sportswear, Inc. with the Company ("Sun Merger") on March 14, 1997 as if each had occurred on the first day of fiscal 1997. The unaudited pro forma condensed combined balance sheet as of September 27, 1997 and the unaudited pro forma condensed combined statement of operations for the thirty-nine weeks ended September 27, 1997 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.




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c)   Exhibits

     The following exhibits are filed herewith:


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             EXHIBIT
           DESIGNATION                                                 NATURE OF EXHIBIT
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
              99.1            Audited Financial Statements of CS Crable Sportswear for the period ended September 27,
                              1997, as follows --

                              --    Report of independent public accountants

                              --    Balance sheet as of September 27, 1997

                              --    Statement of operations for the period from January 1, 1997 to September 27, 1997

                              --    Statement of changes in intercompany to parent for the period from January 1, 1997 to
                                    September 27, 1997

                              --    Statement of cash flows for the period from January 1, 1997 to September 27, 1997

                              --    Notes to financial statements

              99.2            Unaudited pro forma financial statements of Brazos Sportswear, Inc. as follows --

                              --    Pro forma condensed consolidated balance sheet as of September, 27, 1997

                              --    Pro forma condensed consolidated statement of operations for the thirty-nine weeks ended
                                    September 27, 1997
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BRAZOS SPORTSWEAR, INC.



                                    /S/ F. CLAYTON CHAMBERS
                                    -----------------------
                                    F. Clayton Chambers,
                                    Vice President and Chief Financial Officer




DATE:  December 15, 1997